UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 22, 2010

Interval Leisure Group, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34062	26-2590997
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6262 Sunset Drive, Miami, FL	33143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (305) 666-1861

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 22, 2010, the Board of Directors of Interval Leisure Group, Inc. amended our Amended and Restated By-Laws in response to recent proxy access rules adopted by the SEC which require us to allow stockholders who meet specified eligibility criteria to include such stockholders’ nominees for election to our board of directors in the Company’s proxy materials. These changes to Article II Sections 1 and 2 of the By-laws, clarify that nominations may be made either by the procedure set forth in the By-laws or in accordance with Rule 14a-11 under the Securities Exchange Act of 1934, as amended.

This summary of the amendments to the By-Laws is qualified by reference to the Second Amended and Restated By-Laws of Interval Leisure Group, Inc., a copy of which is filed herewith as Exhibit 3.2.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits to this Form 8-K

Exhibit No.	Description
3.2	Second Amended and Restated Bylaws of Interval Leisure Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interval Leisure Group, Inc.

By:	/s/ Victoria J. Kincke
Name:	Victoria J. Kincke
Title:	Senior Vice President and General Counsel

Date:  September 27, 2010

EXHIBIT LIST

Exhibit No.	Description
3.2	Second Amended and Restated Bylaws of Interval Leisure Group, Inc.